                                                         Exhibit No. EX-99.d.1.a

                         FORM OF AMENDMENT TO SCHEDULE A

                                   Schedule A
                                     to the
                          Investment Advisory Agreement
                                     between
                                 AssetMark Funds
                                       and
                       AssetMark Investment Services, Inc.

Pursuant to Article 4, the Trust shall pay the Advisor compensation at an annual rate as follows:

------------------------------------------------------------- ----------------------
Fund                                                          COMPENSATION (as a
                                                              percentage of daily
                                                              net assets):
------------------------------------------------------------- ----------------------
AssetMark Large Cap Value Fund                                0.95%
------------------------------------------------------------- ----------------------
AssetMark Large Cap Growth Fund                               0.95%
------------------------------------------------------------- ----------------------
AssetMark Small/Mid-Cap Value Fund                            0.95%
------------------------------------------------------------- ----------------------
AssetMark Small/Mid-Cap Growth Fund                           1.00%
------------------------------------------------------------- ----------------------
AssetMark International Equity Fund                           0.95%
------------------------------------------------------------- ----------------------
AssetMark Real Estate Securities Fund                         0.95%
------------------------------------------------------------- ----------------------
AssetMark Tax-Exempt Fixed Income Fund                        0.80%
------------------------------------------------------------- ----------------------
AssetMark Core Plus Fixed Income Fund                         0.75%
------------------------------------------------------------- ----------------------
AssetMark Fundamental Index(TM) Large Company Growth Fund     0.78%
------------------------------------------------------------- ----------------------
AssetMark Fundamental Index(TM) Large Company Value Fund      0.78%
------------------------------------------------------------- ----------------------
AssetMark Fundamental Index(TM) Small Company Growth Fund     0.78%
------------------------------------------------------------- ----------------------
AssetMark Fundamental Index(TM) Small Company Value Fund      0.78%
------------------------------------------------------------- ----------------------
AssetMark Fundamental Index(TM) International Equity Fund     0.78%
------------------------------------------------------------- ----------------------

     This  Amendment to Schedule A of the Investment  Advisory  Agreement by and
between AssetMark Funds and AssetMark  Investment  Services,  Inc. dated October
20, 2006 has been agreed to as of the ____ day of  _______________,  2007 by the
undersigned.

AssetMark Funds

By:    _____________________________
       Name:
       Title:

AssetMark Investment Services, Inc.

By:    _____________________________
       Name:
       Title: